UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	February 24, 2011

DARLING INTERNATIONAL INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 O’CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS 75038
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with its written charter, the Nominating and Corporate Governance Committee (the “Governance Committee”) of the board of directors (the “Board”) of Darling International Inc. (the “Company”) is charged with evaluating annually the status of the Board’s compensation in relation to comparable U.S. companies and reporting its findings to the Board. In December 2010, the Compensation Committee of the Board retained Aon Hewitt (“Hewitt”), an outside global human resources consulting firm, to review the Company’s executive compensation program. In conjunction with such review, Hewitt also reviewed the Company’s compensation program for its outside directors. Based on Hewitt’s findings and recommendations, the Governance Committee recommended to the Board certain changes to the Company’s compensation program for its outside directors. Consistent with these recommendations, on February 24, 2011, the Board adopted the Amended and Restated Non-Employee Director Restricted Stock Award Plan, as originally approved on March 9, 2006 and amended on January 15, 2009, pursuant to the Company’s 2004 Omnibus Incentive Plan (the “Restated Directors Plan”). The Restated Directors Plan increases the annual grant of restricted stock awarded to each non-employee director of the Company from $20,000 to $60,000.

Furthermore, as previously reported, in accordance with Hewitt’s recommendation regarding director compensation, non-employee directors will no longer receive automatic grants of stock options on initial election or upon the Company’s achievement of predefined return on gross investment targets.

The foregoing description is not intended to be complete and is qualified in its entirety by reference to the full text of the Restated Directors Plan attached hereto as Exhibit 10.1 and the 2004 Omnibus Incentive Plan, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 17, 2005.

Item 8.01.	Other Events.

Consistent with Hewitt’s recommendations regarding director compensation, on February 24, 2011, the Board also approved an increase in the annual retainer paid to each outside director from $35,000 to $45,000, effective as of January 1, 2011.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amended and Restated Non-Employee Director Restricted Stock Award Plan adopted February 24, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: February 28, 2011	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President and General Counsel

EXHIBIT LIST

10.1	Amended and Restated Non-Employee Director Restricted Stock Award Plan adopted February 24, 2011.